UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2013

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30734 (Commission File Number)	80-0551965 (I.R.S. Employer Identification No.)

160 Broadway 11th Floor, New York, NY 10038

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646)-443-2380

                                                     None

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 16, 2013, Corporate Resource Services, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 (the “Press Release”) announcing the Company’s financial results for the fiscal year ended September 28, 2012, guidance for the transitional quarter ended December 28, 2012 and guidance for the 2013 fiscal year.  In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the Press Release shall be deemed to be “furnished” to, and not “filed” with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

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(d)	Exhibits

99.1	Press Release of Corporate Resource Services, Inc. dated January 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ John P. Messina
Name	John P. Messina
Title	Chief Executive Officer

Date:  January 17, 2013